EXHIBIT 99.1

Intelligent Systems Corporation Plans Investor Conference Call and Presentation

Live and Archived Conference Call Notification

NORCROSS, Ga., July 2, 2009 (GLOBE NEWSWIRE) -- Intelligent Systems Corporation (NYSE Amex:INS) (www.intelsys.com) announced today that shareholders are invited to listen to a conference call and presentation on Tuesday, July 7, 2009 at 11:00 am Eastern Daylight Time. J. Leland Strange, Chief Executive Officer of the Company, will provide an update on Company operations and discuss the Company's stockholder rights offering. The stockholder rights offering commenced on June 18, 2009 and expires on July 17, 2009.

 What:                Investor Conference Call

 When:                Tuesday, July 7, 2009 at 11:00 AM EDT

 Conference Call #:   By telephone, call (877) 819-3201; conference
                      code ID 16156087

 Material:            Presentation material for the conference call
                      may be viewed or downloaded beginning July 7 at

  http://www.intelsys.com/Investor/ISCRightsOfferingPresentation070709.pdf

 Website Transcript:  An audio transcript of the conference call will be available on the Company's website at
                      www.intelsys.com by end of the day on July 7,
                      2009 and will be available until July 17, 2009.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The rights offering will be made only by means of a prospectus. Copies of the prospectus have been provided to the stockholders eligible to participate in the rights offering. Additional copies may be requested from the information agent, Morrow & Co., telephone (800) 607-0088 or (203) 658-9400 or may be accessed on the Company's website at http://www.intelsys.com/Investor/SEC.htm.

About Intelligent Systems Corporation:

For over thirty years, Intelligent Systems Corporation has identified, created, operated and grown early stage technology companies. The Company has operations and investments in the information technology and industrial products industries. The Company's consolidated subsidiaries are CoreCard Software, Inc. (www.corecard.com), a software company, and ChemFree Corporation (www.chemfree.com), an industrial products company. Further information is available on the Company's website at www.intelsys.com or by calling the Company at 770-381-2900.

Forward-looking Statements:

In addition to historical information, this news release may contain forward-looking statements relating to Intelligent Systems Corporation and its subsidiary and affiliated companies. These statements include all statements that are not statements of historical fact regarding the intent, belief or expectations of Intelligent Systems Corporation and its management with respect to, among other things, results of operations, product plans, and financial condition. The words "may," "will," "anticipate," "believe," "intend," "expect," "estimate," "plan," "strategy" and similar expressions are intended to identify forward-looking statements. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those contemplated by such forward-looking statements. All forward-looking statements are based upon information available to Intelligent Systems Corporation on the date this release was submitted. The Company does not undertake to update or revise any forward-looking statements whether as a result of new developments or otherwise. Among the factors that could cause actual results to differ materially from those indicated by such forward-looking statements are instability in the financial markets, delays in product development, undetected software errors, competitive pressures, changes in customers' requirements or financial condition, market acceptance of products and services, changes in the performance, financial condition or valuation of affiliate companies, the risks associated with investments in privately-held early stage companies and further declines in general economic and financial market conditions, particularly those that cause businesses to delay or cancel purchase decisions.

CONTACT:  Intelligent Systems Corporation
          Bonnie Herron
          770/564-5504
          bherron@intelsys.com